UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 857-320-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 annual meeting of stockholders (the “Annual Meeting”) of Tango Therapeutics, Inc. (the “Company”), held on June 5, 2024, the stockholders of the Company approved an amendment to Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. The certificate of amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), was filed with the Secretary of State of the State of Delaware on June 5, 2024 and became effective upon filing.

The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held in a virtual-only format on June 5, 2024 at 10:00 a.m., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s proxy statement filed on April 29, 2024 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of April 9, 2024, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 106,735,395. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 100,708,013 representing 94.35% of the total number of shares of Common Stock entitled to vote at the Annual Meeting, thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect three Class III director nominees to the Company’s Board of Directors (the “Board”), each to hold office until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal 1”), (ii) to ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”) and (iii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (“Proposal 3”).

The voting results reported below are final.

Proposal 1 – Election of Directors

Alexis Borisy, John Ketchum and Barbara Weber, M.D. were duly elected to the Company’s Board as Class III directors. The results of the election were as follows:

CLASS III DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Alexis Borisy	91,323,366	4,133,485	5,251,162
John Ketchum	95,418,237	38,614	5,251,162
Barabara Weber, M.D.	93,016,008	2,440,843	5,251,162

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
100,705,526	2,363	124

Proposal 3 – Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation

The amendment to the Company’s Second Amended and Restated Certificate of Incorporations to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law was approved. The results of the election were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
89,901,508	5,553,824	1,519	5,251,162

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Tango Therapeutics, Inc.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGO THERAPEUTICS, INC.

Dated: June 6, 2024	By:	/s/ Douglas Barry
	Name:	Douglas Barry
	Title:	General Counsel